Exhibit 99.2

IBM 4Q 2018 Earnings Non-GAAP Supplemental Materials January 22, 2019 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 2 2019 Expectations GAAP Diluted EPS at least $12.45 Operating EPS (Non-GAAP) at least $13.90 Adjustments Acquisition-Related Charges* $0.91 Non-Operating Retirement-Related Items $0.45 Tax Reform Enactment Impacts $0.09 *Includes acquisitions as of December 31, 2018, and pre-closing charges such as financing costs, associated with the Red Hat acquisition The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 3 The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” and “Strategic Imperatives & Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4Q18 Yr/Yr GAAP@CC FY18 Yr/Yr GAAP@CC Americas (5%) (4%) (2%) (1%) Europe/ME/Africa(1%) 2% 4% 1% Asia Pacific (3%) (1%) Flat Flat Japan 6% 5% 3% 1%

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 4 The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” and “Strategic Imperatives and Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4Q18 Yr/Yr GAAP@CC FY18 Yr/Yr GAAP@CC Strategic Imperatives 3% 5% 9% 9% Analytics 6% 8% 5% 5% Cloud 3% 6% 12% 12% aaS annual run rate 18% 21% Mobile (9%) (7%) 4% 3% Security(4%) (3%) 29% 28% Social(8%) (7%) (14%) (15%)

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 5 The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” and “Strategic Imperatives and Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Excluding IBM Z 4Q18 Yr/Yr GAAP@CC Excluding IBM Z FY18 Yr/Yr GAAP@CC Strategic Imperatives9% 11% 9% 9% Analytics 9% 11% 6% 5% Cloud 15% 19% 16% 15% aaS annual run rate 18% 21% Mobile (9%) (7%) 4% 3% Security15% 17% 13% 12% Social(8%) (7%) (14%) (15%)

Non-GAAP Supplemental Materials

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Reconciliation of Revenue Growth - 4Q 2018

	4Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	**Flat**	**2%**
Solutions Software	1%	3%
Transaction Processing Software	(1%)	1%
Strategic Imperatives	7%	9%
Cloud	4%	5%
Global Business Services	**4%**	**6%**
Consulting	7%	10%
Global Process Services	2%	5%
Application Management	1%	4%
Strategic Imperatives	11%	14%
Cloud	30%	34%

	4Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	**(3%)**	**Flat**
Global Technology Services	(4%)	(1%)
Infrastructure Services	(3%)	Flat
Technical Support Services	(6%)	(3%)
Integration Software	2%	4%
Strategic Imperatives	10%	13%
Cloud	19%	22%
Systems	**(21%)**	**(20%)**
Systems Hardware	(24%)	(23%)
IBM Z	(45%)	(44%)
Power	9%	10%
Storage	(8%)	(7%)
Operating Systems Software	(4%)	(3%)
Strategic Imperatives	(23%)	(22%)
Cloud	(32%)	(31%)
Global Financing	**(11%)**	**(9%)**

The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - FY 2018 FY18 Yr/Yr GAAP @CC 7 C og nitiv e S ol utions Fl a t Fl a t Solutions Software 1% Flat Transaction Processing Software (1%) (2%) G l ob a l Bus ines s S er v ices 3% 2 % Consulting 6% 5% Global Process Services Flat (1%) Application Management Flat (1%) T echnol og y S er v ices & C l oud Pl a tf or m s 1 % Fl a t Global Technology Services Flat Flat Infrastructure Services 1% 1% Technical Support Services (3%) (3%) Integration Software 2% 2% System s (2%) (2%) Systems Hardware (2%) (2%) Operating Systems Software (2%) (2%) Gl obal Financing (6%) (7%) The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit – FY 2018” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q 2018 8 4Q18 Yr/Yr GAAP @CC Total Services Revenue (1%) 2% Total Software Revenue Flat 2% The above reconciles the Non-GAAP financial information contained in the “4Q18 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q & FY 2018 9 4Q18 FY18 The above reconciles the Non-GAAP financial information contained in the “Expense Summary” and “ Expense Summary – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAPOperating GAAPAdjustments (Non-GAAP) Non-GAAPOperating GAAPAdjustments (Non-GAAP) SG&A Currency 3 pts 0 pts 3 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base * 4 pts 0 pts 4 pts 2 pts 0 pts 2 pts RD &E Currency 1 pts 0 pts 1 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base * 0 pts 0 pts 0 pts 4 pts 0 pts 4 pts Oper ating Expense & Other Incom e Currency 4 pts 0 pts 5 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base* 1 pts 0 pts 1 pts 0 pts 1 pts 0 pts

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization - FY 2018 10 FY Excluding Tax Reform* FY Free Cash Flow Realization 136% ~111% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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